UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2019

ALLEGRO MERGER CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38581	82-2425125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Third Avenue, 37th Floor New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 319-7676

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, one right, and one redeemable warrant	ALGRU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	ALGR	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth (1/10) of one share of common stock	ALGRR	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	ALGRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

In accordance with Section 2.3(f) of the previously-announced Agreement and Plan of Merger (the “Merger Agreement”) by and among Allegro Merger Corp. (“Allegro”), Allegro Merger Sub, Inc. (“Merger Sub”), TGIF Holdings, LLC (“TGIF”), TGIF Midco, Inc. (“Midco”), and Rohit Manocha (solely in his capacity as the initial representative of the equityholders of TGIF and Midco), the equityholders of TGIF have executed and delivered letters of transmittal which set forth each equityholder’s desired mix of cash consideration and shares of Allegro common stock to be issued upon consummation of the merger of Midco with and into Merger Sub (the “Merger”), pursuant to the terms of the Merger Agreement.

Holders of approximately 86% of the outstanding TGIF membership interests, including all of the TGIF membership interests owned by MFP Partners, L.P., which is led by Michael F. Price, have elected to receive shares of Allegro common stock as consideration in the Merger and holders of approximately 14% of the outstanding TGIF membership interests have elected to receive cash. In the aggregate, this stock election is well in excess of the minimum required stock election of 40% to preserve the status of the Merger as a tax-free reorganization. Allegro’s management believes that the stock elections exhibit confidence of the current TGIF equityholders in the TGIF business.

Additional Information

ALLEGRO INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING ALLEGRO’S SECURITIES, IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION WITH TGIF, AS DESCRIBED IN ALLEGRO’S CURRENT REPORT ON FORM 8-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) ON NOVEMBER 8, 2019, AND IN CONNECTION WITH THE SOLICITATION OF VOTES FROM ALLEGRO STOCKHOLDERS IN FAVOR OF THE PROPOSAL TO AMEND ALLEGRO’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EXTEND THE DATE BY WHICH ALLEGRO HAS TO CONSUMMATE THE PROPOSED BUSINESS COMBINATION WITH TGIF, AS DESCRIBED MORE FULLY IN THE DEFINITIVE PROXY STATEMENT ON SCHEDULE 14A FILED WITH THE SEC ON DECEMBER 9, 2019. THIS CURRENT REPORT ON FORM 8-K MAY BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

ALLEGRO, ITS DIRECTORS AND EXECUTIVE OFFICERS AND OTHERS ACTING ON ITS BEHALF MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES OF ALLEGRO’S STOCKHOLDERS IN CONNECTION WITH THE PROPOSED TRANSACTIONS UNDER SEC RULES. INVESTORS AND SECURITY HOLDERS MAY OBTAIN MORE DETAILED INFORMATION REGARDING THE NAMES AND INTERESTS IN THE PROPOSED TRANSACTIONS OF ALLEGRO’S DIRECTORS AND OFFICERS IN ALLEGRO’S FILINGS WITH THE SEC, INCLUDING ALLEGRO’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2018, WHICH WAS FILED WITH THE SEC ON APRIL 1, 2019. INFORMATION REGARDING THE PERSONS WHO MAY, UNDER SEC RULES, BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM ALLEGRO’S STOCKHOLDERS IN CONNECTION WITH THE PROPOSED TRANSACTIONS WILL BE SET FORTH IN THE PROXY STATEMENT FOR THE PROPOSED TRANSACTIONS THAT ALLEGRO INTENDS TO FILE WITH THE SEC. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF PARTICIPANTS IN THE SOLICITATION OF PROXIES IN CONNECTION WITH THE PROPOSED TRANSACTIONS WILL BE INCLUDED IN THE PROXY STATEMENT.

INVESTORS AND SECURITY HOLDERS OF ALLEGRO ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. ALLEGRO’S DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS OF ALLEGRO AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED TRANSACTIONS AND SECURITY HOLDERS WILL BE ABLE TO OBTAIN FREE COPIES OF THE PROXY STATEMENT AND OTHER DOCUMENTS CONTAINING IMPORTANT INFORMATION ABOUT ALLEGRO AND TGIF, ONCE SUCH DOCUMENTS ARE FILED WITH THE SEC, THROUGH THE WEBSITE MAINTAINED BY THE SEC AT WWW.SEC.GOV. COPIES OF THE DOCUMENTS FILED WITH THE SEC BY ALLEGRO, WHEN AND IF AVAILABLE, CAN BE OBTAINED FREE OF CHARGE BY DIRECTING A WRITTEN REQUEST TO ALLEGRO MERGER CORP., 777 THIRD AVENUE, 37TH FLOOR, NEW YORK, NY 10017.

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K IS NOT A PROXY STATEMENT OR SOLICITATION OF A PROXY, CONSENT OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE PROPOSED TRANSACTIONS AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SECURITIES NOR SHALL THERE BE ANY SALE OF ANY SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE OR JURISDICTION.

THIS CURRENT REPORT ON FORM 8-K INCLUDES “FORWARD-LOOKING STATEMENTS”. ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS.

NEITHER ALLEGRO NOR TGIF UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW. IMPORTANT FACTORS, AMONG OTHERS, THAT MAY AFFECT ACTUAL RESULTS INCLUDE TGIF’S ABILITY TO EXECUTE ON ITS BUSINESS PLANS AND TGIF’s ESTIMATES OF EXPENSES AND FUTURE REVENUES AND PROFITABILITY. OTHER FACTORS INCLUDE THE POSSIBILITY THAT THE PROPOSED TRANSACTIONS DO NOT CLOSE, INCLUDING DUE TO THE FAILURE TO RECEIVE REQUIRED SECURITY HOLDER APPROVALS, OR THE FAILURE OF OTHER CLOSING CONDITIONS.

THIS CURRENT REPORT ON FORM 8-K IS NOT INTENDED TO BE ALL-INCLUSIVE OR TO CONTAIN ALL THE INFORMATION THAT A PERSON MAY DESIRE IN CONSIDERING AN INVESTMENT IN ALLEGRO AND IS NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION IN ALLEGRO.

ADDITIONAL INFORMATION CONCERNING THESE AND OTHER RISK FACTORS WILL BE CONTAINED IN ALLEGRO’S FILINGS WITH THE SEC. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING ALLEGRO AND TGIF, THE PROPOSED TRANSACTIONS OR OTHER MATTERS AND ATTRIBUTABLE TO ALLEGRO OR ANY PERSON ACTING ON ITS BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. NEITHER ALLEGRO NOR TGIF UNDERTAKE OR ACCEPT ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN THEIR EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED, EXCEPT AS REQUIRED BY APPLICABLE LAW.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2019	ALLEGRO MERGER CORP.

	By:	/s/ Eric S. Rosenfeld
Eric S. Rosenfeld
Chief Executive Officer

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